EXHIBIT 10.6

                                 PROMISSORY NOTE

$ 300,000.00                                            Date: October 11, 1996
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FOR THE VALUE RECEIVED, the undersigned, NICHE PHARMACEUTICALS,
INC. a Delaware Corporation ("Borrower") hereby unconditionally promise to pay, to the order of Mercantile Bank, a Kansas state bank, ("Bank")

 ON OCTOBER 11, 1997, THE PRINCIPAL AMOUNT OF THREE HUNDRED THOUSAND AND 00/100 DOLLARS. BORROWER FURTHER PROMISES TO PAY TO THE ORDER OF BANK INTEREST ON THE PRINCIPAL AMOUNT FROM TIME TO TIME OUTSTANDING HEREUNDER AT THE RATE OF 1.0% OVER THE "PRIME RATE", ADJUSTABLE DAILY. INTEREST SHALL BE PAYABLE IN CONSECUTIVE QUARTERLY INSTALLMENTS COMMENCING ON JANUARY 11, 1997 AND DUE ON THE 11TH DAY OF EACH QUARTER THEREAFTER.

         After maturity, interest shall be payable on demand on the outstanding principal balance at a rate equal to 2.0% per annum in excess of the otherwise payable rate. In addition, if Borrower fails to make any payment of any principal or interest on this Note when due, Borrower promises to pay to the order of Bank on demand a late fee in an amount not to exceed the greater of $
25.00 or 5.0 % of each late payment. All payments received by Bank shall be applied first to the payment of billed and unpaid late fees and the costs and expenses hereinafter described, next to billed and unpaid interest hereon, and the remainder to principal. For purposes of this Note the term "PRIME rate" shall be the interest rate announced from time to time by Bank as its "PRIME rate" on commercial loans (which rate shall fluctuate as and when said PRIME rate shall change). Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

         All required payments shall be made in immediately available funds in lawful money of the United States of America at the Office of Bank situated at 4700 W. 50th Place, Roeland Park, Kansas 66205 or at such other place as the holder may designate in writing. The acceptance by the holder hereof of any principal or interest due after the date it is due as described above shall not be held to establish a custom or waive any rights of the holder to enforce prompt payment of any other principal or interest payments or otherwise.

         Bank may record the date and amount of all loans and all payments hereunder in the records it maintains. Bank's books and records showing the account between Bank and Borrower shall be conclusive evidence of the amounts outstanding under this Note.

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



         Borrower has the right to prepay this Note in whole or in part at any time without penalty or premium, provided: (1) all billed and unpaid interest shall accompany such prepayment; (2) there is not a default under any of the terms of this Note at the time of prepayment; and (3) all prepayments shall be credited and applied to the installments of principal in inverse order of their stated maturity.

         Borrower agrees to pay to Bank, upon demand by Bank, all reasonable costs, charges and expenses (including, but not limited to, the reasonable fees and expenses of any attorney [including, but not limited to, any attorney employed by Bank or any affiliate of Bank] retained by Bank, to the extent permitted by applicable law) incurred by Bank in connection with (a) the collection or enforcement of Borrower's liabilities and obligations under this Note, (b) the collection and enforcement of Bank's right in and to any "Collateral" (hereinafter defined), and/or (c) any litigation, contest, dispute or other proceeding (whether instituted by Bank, Borrower or any other person or entity) in any way relating to Borrower's liabilities and obligations hereunder and/or to the Collateral. Borrower's obligations, as aforesaid, shall survive payment of this Note. For purpose of this Note, the term "affiliate of Bank" shall mean Mercantile Bancorporation Inc. ("MBI") and any banking or non-banking subsidiary of MBI, whether owned or controlled by controlling or under common control with MBI directly or indirectly through any subsidiary.

         Presentment, demand for payment, protest and notice of dishonor and of protest are hereby severally waived by all parties hereto, whether as make, endorser or guarantor to Bank.

         TO INDUCE BANK TO ACCEPT THIS AGREEMENT AND ALL OTHER AGREEMENTS RELATED HERETO, BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR ANY AGREEMENT RELATED HERETO OR ANY COLLATERAL HELD BY BANK IN CONNECTION HEREWITH OR THEREWITH SHALL BE LITIGATED ONLY IN COURTS HAVING SUITS WITHIN THE STATE OF KANSAS OR THE STATE OF MISSOURI. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN EITHER OF SAID JURISDICTIONS. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE WITH THIS SECTION. BORROWER AND BANK IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND BANK ARE PARTIES.

         The liabilities and obligations or Borrower under this Note shall be secured by (a) THIS NOTE IS UNSECURED . and (b) any and all balances, credits, deposits or monies of or in the name of Borrower now or hereafter maintained with, and any and all other property of or in name of Borrower now or hereafter in the possession of Bank; and (c) any and all of Bank's security interests, liens or encumbrances heretofore, now and/or from time to time hereafter granted by Borrower and/or any endorser of guarantor to Bank, including, but not limited to, the security interests granted pursuant to the N/A (collectively the "Collateral").

         Borrower hereby grants to Bank a security interest in the Collateral for the payment of all liabilities and obligations of Borrower under this Note, and all renewals and extensions thereof and for the payment of all other present and future obligations to Bank regardless of whether currently contemplated or agreed upon. In addition to and not in limitation of all rights of offset that Bank or any other holder of this Note may have under applicable law, Bank or such other holder of this Note shall have the right to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or monies of the Borrower then or thereafter with Bank or other holder.

         If any of the following events ("Events of Default") shall occur": (a) the Obligor (which term shall mean the undersigned and each other party primarily or secondarily liable to Bank on this Note) shall fail to make any payment on this Note as and when the same shall become due and payable; (b) the Obligor shall fail to perform or observe any terms, conditions, warranties, representations, undertakings, covenants and provisions to be performed, discharged, kept, observed or compiled with under any agreement, instrument, document, loan agreement, security agreement, mortgage deeds or trust or any other written matter heretofore, now and/or from time to time hereafter executed by or on behalf of the Obligor and delivered to Bank; (c) any Obligor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself for all or a substantial part of its assets, (ii) be unable, or admit in writing its inability, to pay its debts as they mature,
(iii)  make  a  general  assignment  for  the  benefit  of  creditors,  (iv)  be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or seek an arrangement with creditors, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against itself in any bankruptcy, reorganization or insolvency proceedings or (vi) take any action to effectuate any of the foregoing; (d) an injunction, attachment or

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judgment  shall be issued  against any of the property or assets of any Obligor;
(e) any Obligor shall become insolvent in either the equity or bankruptcy sense of the term; (f) any obligor shall have a judgment entered against it by a court having jurisdiction in the premises, and such judgment shall not be appealed in good faith or satisfied by such Obligor within thirty (30) days after the entry of such judgment; (g) any Obligor shall fail (and such failure shall not have been cured or waived) to perform or observe any term, provision or condition of, or any other default or event of default shall occur under, any agreement, document or instrument evidencing or securing any outstanding indebtedness of such Obligor for borrowed money (other than this Note), if the effect of such failure or default is to cause or permit such indebtedness to be declared to be due and payable or otherwise accelerated, or to be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; (h) a default or event of default shall occur under or within the
meaning  of  any  agreement,   document  or  instrument  evidencing,   securing,
guaranteeing the payment of or otherwise relating to this note or any such agreement, document or instrument shall cease to be in full force and effect;
(i) any guaranty of this Note shall be declared null and void by a court of competent jurisdiction, or if the validity or enforceability thereof shall be contested or denied by any party thereto, or if any party thereto shall deny that it has any further liability or obligation thereunder or if any party thereto shall fail to comply with or observe any of the terms, provisions or conditions contained in said guaranty; (j) any material change in the ownership or management of any Obligor, occasioned by death, termination, or resignation;
(k) any Obligor, without the prior written consent of Bank, becomes a party to any reorganization, merger or consolidation; (l) death of any Obligor who is a natural person or of any partner of any Obligor which is a partnership; (m) dissolution, termination of existence of operations, merger, consolidation, or transfer of a substantial part of the property of any Obligor which is a corporation or partnership; (n) sale, transfer, assignment or other conveyance of any real property which is collateral for this Note without the prior written consent of Bank; (o) any Obligor shall be declared by Bank to be in default on, or pursuant to the terms of, (i) any other present or future obligation to Bank, including, but not limited to, any loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligation, or (ii) any other present or future agreement purporting to convey to Bank a lien or encumbrance upon, or a security interest in, any of the property or assets of such Obligor, or (p) Bank shall determine that the prospects for repayment of this Note have been adversely affected or Bank otherwise in good faith believes the ability of the

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undersigned to repay this Note is in doubt;  then,  and in each such event,  the holder of this Note may, at its option, declare the entire outstanding principal amount of and all billed/due and unpaid interest on this Note and all other amounts payable by the Borrower hereunder to be immediately due and payable, whereupon all of the unpaid principal amount, billed/due interest and all such
other  amounts  shall  become  and  be  immediately   due  and  payable  without
presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and the holder of this Note may exercise any and all other rights and remedies which it may have under any other agreement, document or instrument evidencing, securing or guaranteeing the payment of this Note or under applicable law.

         Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note at a rate in excess of the highest rate permitted by applicable law, and if interest (including, but not limited to, any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof shall be paid, then the excess shall constitute a payment of, and be applied to, the principal balance hereof then outstanding, or at Bank's election, shall be repaid to the undersigned.

         To the extent that Bank receives any payment on account of Borrower's liabilities and any such payment(s) or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or Federal law, common law or equitable cause, then, to the extent of such payment(s) received, Borrower's liabilities or part thereof intended to be satisfied and any and all liens, security interests, mortgages and/or other encumbrances upon or pertaining to any Collateral of Borrower and theretofore created and/or existing in favor of Bank as security for the payment of such Borrower's liabilities shall be revived and continue in full force and effect, as if such payment(s) had not been received by Bank and applied on account of Borrower's liabilities.

The undersigned warrant(s) and represent(s) that all loan proceeds of the indebtedness evidenced hereby are to be used exclusively for business purposes and not for personal, family, or household purposes of any of the undersigned.

All obligations of the BORROWER (if more that one) hereunder are joint and several. This Note shall be governed by and construed in accordance with the laws of the State of Kansas.

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BORROWER

NICHE PHARMACEUTICALS, INC.

BY: Stephen F. Brandon

TITLE: President / CEO

/s/ Stephen F. Brandon
---------------------------


MAILING ADDRESS

P.O. Box 449, 200 N. Oak

ROANOKE, TX 76262

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